UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: September 29, 2016
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Darden Restaurants, Inc. (the “Company”) issued a news release dated October 4, 2016, entitled “Darden Restaurants Reports Fiscal 2017 First Quarter Results; Increases Earnings Outlook for the Full Fiscal Year; and Announces New Share Repurchase Authorization,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the slide presentation accompanying the Company’s conference call will be posted on the Company’s website.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)
The Annual Meeting of Shareholders of the Company was held on September 29, 2016 in Orlando, Florida. On September 29, 2016, Peter W. Descovich, the independent Inspector of Election for the Annual Meeting, delivered to the Company his final, certified vote results.

(b)
The name of each director elected at the meeting, a brief description of each other matter voted upon, and the voting results, are provided below. At the Annual Meeting, the shareholders took the following actions:

(i)	Voted on the election of 7 directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified, as follows:

Nominees	For	Withheld	Broker Non-Votes
Margaret Shân Atkins	92,798,636	1,094,702	11,171,125
Bradley D. Blum	92,381,584	1,511,754	11,171,125
James P. Fogarty	92,757,670	1,135,668	11,171,125
Cynthia T. Jamison	92,701,956	1,191,382	11,171,125
Eugene I. Lee, Jr.	92,970,169	923,169	11,171,125
William S. Simon	92,777,597	1,115,741	11,171,125
Charles M. Sonsteby	92,624,036	1,269,302	11,171,125

Based on these results, the following nominees were elected as directors at the Annual Meeting, each to serve until the next annual meeting of shareholders and until his or her successor is elected and qualified: Margaret Shân Atkins, Bradley D. Blum, James P. Fogarty, Cynthia T. Jamison, Eugene I. Lee, Jr., William S. Simon and Charles M. Sonsteby.

(ii)	Approved a resolution providing advisory approval of the Company’s executive compensation.

For	89,490,277
Against	3,822,125
Abstain	580,936
Broker Non-Vote	11,171,125

(iii)	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 28, 2017.

For	101,836,671
Against	3,036,044
Abstain	191,748
Broker Non-Vote	0

(iv)	Did not approve the shareholder proposal requesting that the Company adopt a policy to phase out non-therapeutic use of antibiotics in the meat supply chain.

For	8,107,937
Against	81,797,867
Abstain	3,987,534
Broker Non-Vote	11,171,125

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1
News release dated October 4, 2016, entitled “Darden Restaurants Reports Fiscal 2017 First Quarter Results; Increases Earnings Outlook for the Full Fiscal Year; and Announces New Share Repurchase Authorization.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Ricardo Cardenas
Ricardo Cardenas
Senior Vice President and Chief Financial Officer
Date: October 4, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1
News release dated October 4, 2016, entitled “Darden Restaurants Reports Fiscal 2017 First Quarter Results; Increases Earnings Outlook for the Full Fiscal Year; and Announces New Share Repurchase Authorization.”

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